                                                                      EXHIBIT 24



                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.




                                                 /s/ H. L. Fuller
                                                 ----------------
                                                  H. L. Fuller

                              AMOCO CORPORATION

                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.



                                                 /s/ W. G. Lowrie
                                                 ----------------
                                                 W. G. Lowrie

                              AMOCO CORPORATION

                              POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.




                                                 /s/ J. L. Carl
                                                 --------------
                                                 J. L. Carl

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.



                                                 /s/ Judith G. Boynton
                                                 ---------------------
                                                 Judith G. Boynton

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.


                                                 /s/ D. R. Beall
                                                 ---------------
                                                 D. R. Beall

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.



                                                 /s/ Ruth Block
                                                 --------------
                                                 Ruth Block

                              AMOCO CORPORATION


                              POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.







                                                 /s/ J. H. Bryan
                                                 ---------------
                                                 J. H. Bryan

                              AMOCO CORPORATION


                              POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.





                                                 /s/ E. B. Davis, Jr.
                                                 --------------------
                                                 E. B. Davis, Jr.

                              AMOCO CORPORATION

                              POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.

                                                 /s/ Richard Ferris
                                                 ------------------
                                                 Richard Ferris

                              AMOCO CORPORATION

                              POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.


                                                 /s/ F. A. Maljers
                                                 -----------------
                                                 F. A. Maljers

                              AMOCO CORPORATION


                              POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.



                                                 /s/ A. C. Martinez
                                                 ------------------
                                                 A. C. Martinez

                              AMOCO CORPORATION


                              POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.

                                                 /s/ W. E. Massey
                                                 ----------------
                                                 W. E. Massey

                              AMOCO CORPORATION


                              POWER OF ATTORNEY



KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
J. L. Carl, W. R. Hutchinson and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from $300,000,000 to $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.


                                                 /s/ Martha R. Seger
                                                 -------------------
                                                 Martha R. Seger

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.


                                                 /s/ T. M. Solso
                                                 ---------------
                                                 T. M. Solso

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Amoco Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from U.S. $300,000,000 to U.S. $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.



                                                 /s/ Michael Wilson
                                                 ------------------
                                                 Michael Wilson

                                AMOCO COMPANY

                              POWER OF ATTORNEY




KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
J. L. Carl, W. R. Hutchinson and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from $300,000,000 to $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.


                                      /s/ J. L. Carl
                                      ---------------------------
                                Name: J. L. Carl
                                      ---------------------------

                                AMOCO COMPANY

                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
J. L. Carl, W. R. Hutchinson and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from $300,000,000 to $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.



                                      /s/ W. R. Hutchinson
                                      ------------------------
                                Name: W. R. Hutchinson
                                      ---------------------------

                                AMOCO COMPANY

                              POWER OF ATTORNEY



KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
J. L. Carl, W. R. Hutchinson and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from $300,000,000 to $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.




                                      /s/ Judith G. Boynton
                                      ---------------------------
                                Name: Judith G. Boynton
                                      ---------------------------

                                AMOCO COMPANY

                              POWER OF ATTORNEY



KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints
J. L. Carl, W. R. Hutchinson and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Corporation's Registration Statement (File No. 333-36923), including specifically an amendment increasing the principal amount of debt securities covered thereby from $300,000,000 to $500,000,000, and including any filings pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 3rd day of November, 1997.


                                      /s/ D. B. Pinkert
                                      ---------------------------
                                Name: D. B. Pinkert
                                      ---------------------------